                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported) October 04,1996
       ----------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

AMCON Distributing Company ("AMCON"), a Delaware corporation and Western Distributing Company, a Colorado corporation ("Western")are parties to an Asset Purchase Agreement dated October 2, 1996 (the "Asset Purchase Agreement").

On October 4, 1996, upon terms set forth in the Asset Purchase Agreement, AMCON completed its sale to Western of all beverage products and inventory manufactured or supplied by Stroh Brewing Company (successor in interest to G. Heileman Brewing Company) and Minnesota Brewing Company (together the "Suppliers"), the distributorship agreements with the Suppliers, accounts receivable and certain equipment for a purchase price of $2.4 million, subject to post-closing adjustments as defined in the Asset Purchase Agreement.

On October 11, 1996, AMCON and Western issued a press release announcing the consummation of the transactions contemplated by the Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)       Pro Forma Financial Information

                            AMCON Distributing Company
                             Pro Forma Balance Sheet
                               September 30, 1996
                                   (Unaudited)
-------------------------------------------------------------------------------

                                                           Pro Forma
                                              Historical     Adjustments(A)   Pro Forma
                                             -----------     -----------     -----------

             ASSETS
Current assets:
 Cash                                       $    21,497     $         -      $   21,497
 Marketable securities                          148,113               -         148,113
 Accounts receivable                         10,344,002        (607,945)      9,736,057
 Note and interest receivable
  from officer                                  144,695               -         144,695
 Inventories                                  6,849,515        (562,992)      6,286,523
 Deferred income taxes                          111,920               -         111,920
 Other                                          164,777               -         164,777
                                            -----------     -----------     -----------
     Total Current assets                    17,784,519      (1,170,937)     16,613,582

Fixed assets, net                             3,033,257         (16,744)      3,016,513
Investments                                     843,375               -         843,375
Other assets                                  1,401,153        (358,553)      1,042,600
                                            -----------     -----------     -----------
                                            $23,062,304     $(1,546,234)    $21,516,070
                                            ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
 Accounts payable(B)                        $ 4,102,868     $  (197,631)    $ 3,905,237
 Accrued expenses(B)                            675,958         (38,884)        637,074
 Accrued wages, salaries and bonuses(B)         459,873         (34,521)        425,352
 Income taxes payable(C)                        680,279         420,926       1,101,205
 Current portion of long-term debt(B)           293,665            (881)        292,784
                                            -----------     -----------     -----------
     Total current liabilities                6,212,643         149,009       6,361,652
                                            -----------     -----------     -----------

Deferred income taxes                           276,556               -         276,556
Long-term debt, less current portion(B)       9,951,495      (2,276,522)      7,674,973

Shareholders' equity:
 Preferred stock                                  2,500               -           2,500
 Common stock                                    24,500               -          24,500
 Additional paid-in capital                   3,411,328               -       3,411,328
 Unrealized gain on investments
   available-for-sale                           398,028               -         398,028
 Retained earnings(C)                         2,798,569         581,279       3,379,848
                                            -----------     -----------     -----------
                                              6,634,925         581,279       7,216,204

Less treasury stock                             (13,315)              -         (13,315)
                                            -----------     -----------     -----------
     Total shareholders' equity               6,621,610         581,279       7,202,889
                                            -----------     -----------     -----------
                                            $23,062,304     $(1,546,234)    $21,516,070
                                            ===========     ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                            AMCON Distributing Company
                             Pro Forma Statement of Income
                       for the year ended September 30, 1996
                                   (Unaudited)
-------------------------------------------------------------------------------

                                                        Pro Forma
                                                         Adjustments
                                         Historical         (D)(E)         Pro Forma
                                        ------------     ------------     ------------


Sales(E)                                $176,144,966     $ (6,789,294)    $169,355,672

Cost of sales                            155,885,022       (5,602,222)     150,282,800
                                        ------------     ------------     ------------

     Gross profit                         20,259,944       (1,187,072)      19,072,872

Selling, general and administrative
 expenses                                 16,682,845       (1,626,338)      15,056,507
Depreciation and amortization                820,672          (34,051)         786,621
                                        ------------     ------------     ------------
     Income from operations                2,756,427          473,317        3,229,744
                                        ------------     ------------     ------------

Other expense (income):
 Interest expense                          1,149,162         (115,333)       1,033,829
 Other income, net(F)                       (696,828)          15,474         (681,354)
                                        ------------     ------------     ------------

Income before income taxes                 2,304,093          573,176        2,877,269

Income tax expense(F)                        967,719          240,734        1,208,453
                                        ------------     ------------     ------------

Net income                                 1,336,374          332,442        1,668,816

Accretion of preferred stock                 (83,333)               -          (83,333)
                                        ------------     ------------     ------------

Net income attributable
 to common shareholders                 $  1,253,041     $    332,442     $  1,585,483
                                        ============     ============     ============

Earnings per common and common
 equivalent share attributable
 to common shareholders                        $0.51            $0.14            $0.65
                                        ============     ============     ============

Weighted average common and common
equivalent shares outstanding              2,445,903        2,445,903        2,445,903
                                        ============     ============     ============

     The accompanying notes are an integral part of these financial statements.


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                         AMCON Distributing Company

                   Notes to Pro Forma Financial Information

1.  Basis of Presentation

The accompanying pro forma balance sheet and income statement give effect to the sale of the Denver beer distributorship assets as of September 30, 1996 and October 1, 1995, respectively. In the opinion of the Company, this pro forma financial information includes all adjustments necessary to a fair presentation of the Company's financial position as of September 30, 1996 and the results of operations for the year then ended. The pro forma financial information does not necessarily reflect the future results or the results that would have occurred had these transactions actually occurred on October 1, 1995. It is suggested that this financial information be read in conjunction with the Company's annual report for the year ended September 30, 1995.

2.  Pro Forma Adjustments

Pro forma adjustments to the historical financial information include adjustments to remove all revenues and expenses associated with the beer distributorship assets. Pro forma adjustments related to the income statement have been provided assuming the disposition was consummated on October 1, 1995. Pro forma adjustments are as follows:

(A) Gives effect to the disposal of certain assets to Western as of September 30, 1996.

(B) Reflects the application of $2.4 million proceeds to reduce long-term debt and liabilities specifically associated with the operations sold.

(C) Reflects the gain on disposal, net of tax and resulting tax liability.

(D) Gives effect to the disposal of certain assets to Western as of October 1, 1995.

(E) Represents the historical results of operations sold.

(F) Excludes the gain on disposal of $1,002,205 and resulting taxes of $420,926.


          (c)     The following items are filed with this report:


           EXHIBIT NO.          DESCRIPTION

           2.1 Asset Purchase Agreement dated October 2, 1996 by and among AMCON Distributing Company and Western Distributing Company

           99.1 Press release dated October 11, 1996 issued by AMCON Distributing Company and Western Distributing Company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:     December 3, 1996      By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer


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                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

2.1 Asset Purchase Agreement dated October 2, 1996 by and among AMCON Distributing Company and Western
                 Distributing Company

99.1             Press release dated October 11, 1996 issued by
                 AMCON Distributing Company and Western
                 Distributing Company.